Contingencies and Commitments	12 Months Ended
Dec. 31, 2022
Texts Block [Abstract]
Contingencies and Commitments
27.
Contingencies and commitments
i)
Contingencies

The Group is involved in multiple legal proceedings in the countries in which it operates. These legal proceedings relate to a range of matters including personal injury or property damage cases, employment or labor-related disputes, contractual disputes with suppliers or commercial partners, disputes with third parties and regulatory inquiries and proceedings relating to compliance with competition, privacy or other applicable regulations.

As at December 31, 2022, in view of the uncertainty of the outcome of these proceedings, with the exception of certain specific legal claims (see Note 14), provisions for such claims have not been recognized as the Group does not consider these proceedings to result in obligations or in the outflow of resources. These possible obligations include:

a)
an internal investigation into potential violations of certain anti-corruption laws relating to the Group's operations in one of the countries in which it operates. The Group voluntarily self-reported the potential violations to the U.S. Department of Justice during 2020; and
b)
two putative shareholder class action lawsuits filed during 2022 against the Company and certain of its officers in the U.S. District Court for the Southern District of New York.

ii)
Commitments

The Group has entered into non-cancellable contracts which mainly pertain to purchase of data processing and technology platform infrastructure services. The following table summarizes significant contractual obligations and commitments as of December 31, 2022:

	Payments due by period
	Total	Less than 1 year	1 to 5 years
(in $ millions)	$	$	$
Non-cancellable purchase obligations	729	505	224